EXHIBIT 10.1

RED METAL RESOURCES LTD.

(the “Company”)

2021 STOCK OPTION PLAN

1.PURPOSE

1.1Purpose. The purpose of this Plan is to attract and retain Directors, Officers, Employees and Consultants and to motivate them to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that, if and so long as the Company’s shares are listed on an Exchange (as defined herein), this Plan will at all times be in compliance with Applicable Securities Laws and Exchange Policies (as defined herein) and any inconsistencies between this Plan, Applicable Securities Laws and the Exchange Policies whether due to inadvertence or changes in Applicable Securities Laws and Exchange Policies will be resolved in favour of the Exchange Policies and Applicable Securities Laws.

2.INTERPRETATION

2.1Definitions. For the purposes of this Plan, the following terms have the respective meanings set forth below:

(a)“Affiliate” means a Company that is affiliated with another company. A Company is an “Affiliate” of another Company if:

(i)one of them is the subsidiary of the other, or

(ii)each of them is controlled by the same Person;

(b)“Applicable Securities Laws” means the Securities Act, policies, bylaws, rules and regulations of the securities commissions governing the granting of Options by the Company as amended from time to time;

(c)“Associate” has the same meaning as ascribed to that term as set out in the Securities Act;

(d)“Board” means the board of directors of the Company or any committee thereof duly empowered or authorized to grant options under this Plan;

(e)“Common Shares” means the common shares without par value in the capital of the Company as constituted on the Grant Date, provided that, in the event of any adjustment pursuant to subsection 4.9, “Common Shares” shall thereafter mean the shares or other property resulting from the events giving rise to the adjustment;

(f)“Company” means Red Metal Resources Ltd. and includes, unless the context otherwise requires, all of its subsidiaries or Affiliates and successors according to law;

(g)“Consultant” means an individual or Consultant Company, other than an Employee or Director of the Company or its Affiliate that:

(i)is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or an Affiliate of the

Company, other than services provided in relation to a Distribution;

(ii)provides the services under a written contract between the Company or an Affiliate of the Company and the individual or the Consultant Company;

(iii)in the reasonable opinion of the Board, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

(iv)has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

(h)“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(i)“Director” means any director of the Company or of any of its subsidiaries;

(j)“Disability” means any disability with respect to an Optionee which the Board in its sole and unfettered discretion, considers likely to prevent permanently the Optionee from:

(i)being employed or engaged by the Company, its subsidiaries or another employer, in a position the same as or similar to that in which he was last employed or engaged by the Company or its subsidiaries; or

(ii)acting as a director or officer of the Company or its subsidiaries;

and “date of “Disability” means the effective date of the Disability as determined by the Board in its sole and unfettered discretion;

(k)“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to shares beneficially owned by Insiders to whom Options may be granted under this Plan and their Associates;

(l)“Distribution” has the same meaning ascribed to that term as set out in the Securities Act;

(m)“Eligible Person” means, from, time to time, any bona fide Director, Employee or Consultant of the Company or an Affiliate of the Company or Management Company Employee;

(n)“Employee” means:

(i)an individual who is considered an employee of the Company or its Affiliate under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CP deductions must be made at source);

(ii)an individual who works full-time for the Company or its Affiliate providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of works as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)an individual who works for the Company or its Affiliate on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and discretion by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(o)“Exchange” means the Canadian Securities Exchange, and any other recognized stock exchange on which the Common Shares are listed for trading;

(p)“Exchange Policies” means the rules and policies of any Exchange on which the Common Shares are listed for trading;

(q)“Exercise Price” means the amount payable per Common Share on the exercise of an Option, as determined in accordance with the terms hereof;

(r)“Expiry Date” means 5:00 p.m. (Vancouver time) on the day on which an Option expires as specified in the Option Agreement therefor or in accordance with the terms of this Plan;

(s)“Grant Date” for an Option means the date of grant thereof by the Board, whether or not the grant is subject to any Regulatory Approval;

(t)“Insider” means:

(i)a director or senior officer of the Company;

(ii)a director of senior officer of a person that is itself an insider or subsidiary of the Company;

(iii)a person that beneficially owns or control, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company; or

(iv)the Company itself if it holds any of its own securities;

(u)“Investor Relations Activities” means any activities, by or on behalf of the Company or shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(i)the dissemination of information provided, or records prepared, in the ordinary course of business of the Company

A.to promote the sale of products or services of the Company, or

B.to raise public awareness of the Company,

that cannot reasonably be considered to promote the purchase or sale of securities of the Company;

(ii)activities or communications necessary to comply with the requirements of:

A.applicable securities laws;

B.Exchange requirements or the by-laws, rules or other regulatory instruments of any other self-regulatory body or exchange having jurisdiction over the Company;

(iii)communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if:

A.the communication is only through the newspaper, magazine or publication, and

B.the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(iv)activities or communications that may be otherwise specified by the Exchange.

(v)“Management Company Employee” means an individual employed by a Person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities;

(w)“Notice of Exercise” means a written notice in substantially the form attached as Exhibit A1 to Schedule “A” hereto or as Exhibit B1 to Schedule “B” hereto, as applicable;

(x)“Officer” means any senior officer of the Company or of any of its subsidiaries as defined in the Securities Act;

(y)“Option” means the right to purchase Common Shares granted hereunder to an Eligible Person;

(z)“Option Agreement” means the stock option agreement between the Company and an Eligible Person whereby the Company provides notice of grant of an Option to such Eligible Person substantially in the form of Schedule “A” hereto for Eligible Persons not engaged in Investor Relations Activities and substantially in the form of Schedule “B” hereto for Eligible Persons engaged in Investor Relations Activities;

(aa)“Optioned Shares” means Common Shares that may be issued in the future to an Eligible Person upon the exercise of an Option;

(bb)“Optionee” means the recipient of an Option hereunder, their heirs, executors and administrators;

(cc)“Person” means a corporation or an individual;

(dd)“Plan” means this Stock Option Plan, the terms of which are set out herein or as may be amended and/or restated from time to time;

(ee)“Plan Shares” means the total number of Common Shares which may be reserved for issuance as Optioned Shares under the Plan as provided in subsection 3.2;

(ff)“Regulatory Approval” means the approval of the Exchange and any other securities regulatory authority that may have lawful jurisdiction over the Plan and any Options issued hereunder, as may be required;

(gg)“Regulatory Authorities” means all stock exchanges or stock quotation systems or other organized trading facilities on which the Common Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder;

(hh)“Regulatory Rules” means all corporate and securities laws, regulations, rules, policies, notices, instruments and other orders of any kind whatsoever which may, from time to time, apply to the Company or the implementation, operation or amendment of this Plan or the options granted from time to time hereunder including, without limitation, those of the applicable Regulatory Authorities;

(ii)“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended from time to time; and

(jj)“Share Compensation Arrangement” means any Option under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise.

2.2Currency. Unless otherwise indicated, all dollar amounts referred to in this Plan are in Canadian funds.

2.3Gender. As used in this Plan and any Schedules hereto, words importing the masculine gender shall include the feminine and neuter genders and words importing the singular shall include the plural and vice versa, unless the context otherwise requires.

2.4Interpretation.   This Plan will be governed by and construed in accordance with the laws of the Province of British Columbia without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

3.STOCK OPTION PLAN

3.1Establishment of Plan. This Plan is hereby established to recognize contributions made by Eligible Persons and to create an incentive for their continuing assistance to the Company and its Affiliates.

3.2Rolling Maximum Number of Plan Shares. The aggregate number of Plan Shares reserved for issuance under the Plan, including any other plan or agreement of the Company, shall not exceed ten (10%) percent of the total number of issued Common Shares of the Company (calculated on a non-diluted basis) at the time an Option is granted. For greater clarity, the aggregate number of Plan Shares reserved for issuance under this Plan will be calculated on the day an Option is granted. The number of Optioned Shares granted under the Plan cannot exceed the number of Plan Shares.

3.3Eligibility. Options to purchase Common Shares may be granted hereunder to Eligible Persons from time to time by the Board.

3.4Options Granted Under the Plan. All Options granted under the Plan will be evidenced by an Option Agreement in substantially the form attached hereto as Schedule “A” in the case of Optionees not engaged in Investor Relations Activities or Schedule “B” in the case of Optionees engaged in Investor Relations Activities, as applicable, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Exercise Price.

3.5Terms Incorporated. Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option

Agreement made hereunder. In the event of any discrepancy between this Plan and an Option Agreement, the provisions of this Plan shall govern.

3.6Limitations on Option Grants. If the Common Shares are listed on an Exchange, the following restrictions on the granting of Options are applicable under the Plan:

(a)Individuals. The aggregate number of Optioned Shares that may be reserved for issuance pursuant to Options granted must not exceed 5% of the issued Common Shares of the Company (determined at the Grant Date) to any one individual in a 12-month period, (unless the Company has obtained Disinterested Shareholder Approval pursuant to subparagraph 3.10(c).

(b)Consultants. The aggregate number of Options granted to any one Consultant in a 12-month period must not exceed 2% of the issued Common Shares of the Company (determined at the Grant Date) without the prior consent of Exchange.

3.7Options Not Exercised. In the event an Option granted under the Plan expires unexercised, is terminated or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be available again for an Option grant under this Plan.

3.8Acceleration of Unvested Options. If there is a takeover bid made for all or any of the outstanding Common Shares, then all outstanding Options, whether fully vested and exercisable or remaining subject to vesting provisions or other limitations on exercise, shall be exercisable in full to enable the Optioned Shares subject to such Options to be issued and tendered to such bid.

3.9Powers of the Board. The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to:

(a)allot Common Shares for issuance in connection with the exercise of Options;

(b)grant Options hereunder;

(c)subject to appropriate shareholder and Regulatory Approval if required, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the written consent of all Optionees, alter or impair any Option previously granted under the Plan unless as a result of a change in Exchange Policies;

(d)delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do;

(e)determine the terms, limitations, restrictions and conditions respecting each grant of Options; and

(f)may in its sole discretion amend this Plan (except for previously granted and outstanding Options) to reduce the benefits that may be granted to Eligible Persons (before a particular Option is granted) subject to the other terms hereof.

3.10Terms Requiring Disinterested Shareholder Approval.   If the Common Shares are listed on an Exchange and if required by the Exchange Policies, the Company will obtain Disinterested Shareholder Approval of Options if the Plan, together with any other Share Compensation Arrangement, could result at any time in:

(a)the number of shares reserved for issuance under stock options granted to Insiders exceeding 10% of the issued Common Shares of the Company;

(b)the grant to Insiders, within a 12-month period, of options exceeding 10% of the issued Common Shares of the Company; or

(c)the issuance to any one Optionee, within a 12-month period, of a number of shares exceeding 5% of the issued Common Shares of the Company.

3.11Effective Date of Plan. This Plan is effective as of the date first written above, subject to applicable Regulatory Approval and if the Common Shares are listed on an Exchange and if required by such Exchange Policies, approval of the shareholders of the Company.

4.TERMS AND CONDITIONS OF OPTIONS

4.1Exercise Price. The Board shall establish the Exercise Price at the time each Option is granted, subject to the following conditions:

(a)if the Common Shares are listed on the Exchange, then the Exercise Price for the Options granted then will not be less than the minimum prevailing price permitted by the Exchange Policies;

(b)if the Common Shares are not listed, posted and trading on any Exchange or bulletin board, then the Exercise Price for the Options granted will be determined by the Board at the time of granting;

(c)if an Option is granted within 90 calendar days of a Distribution by a prospectus, the Exercise Price will not be less than the price that is the greater of the minimum prevailing price permitted by the Exchange policies and the per share price paid by the public investors for shares acquired under the Distribution by the prospectus, with the 90 day period beginning on the date a final receipt is issued for the prospectus; and

(d)in all other cases, the Exercise Price shall be determined in accordance with the rules and regulations of any applicable regulatory bodies.

The Exercise Price shall be subject to adjustment in accordance with the provisions of subsection 4.9.

4.2Issue of Share Certificates or DRS Statements. As soon as reasonably practicable following the receipt of the Notice of Exercise, the Board shall deliver or cause to be delivered to the Optionee a certificate or DRS statement for the Common Shares so purchased. If the number of Common Shares so purchased is less than the number of Common Shares subject to the option certificate surrendered, the Board shall also provide or cause to provide a new option certificate for the balance of Common Shares available under the Option to the Optionee concurrent with delivery of the certificate or DRS statement for the Common Shares purchased.

4.3No Rights as Shareholder. Until the date of the issuance of the certificate or DRS statement for the Common Shares purchased pursuant to the exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such

Common Shares, notwithstanding the exercise of the Option, unless the Board determines otherwise. In the event of any dispute over the date of the issuance of the certificate or DRS statement, the decision of the Board shall be final, conclusive and binding.

4.4Term of Option. The Board shall establish the Expiry Date at the time each Option is granted, subject to the following conditions:

(a)the Option will expire upon the occurrence of any event set out in subsection 4.8 and at the time period set out therein; and

(b)an Option can be exercisable for a maximum 10 years from the Grant Date or such shorter period as may be required under Applicable Securities Laws or any applicable Exchange Policies.

4.5Hold Period.

(a)Any Optioned Shares will be subject to a hold period expiring on the date that is four months and a day after the later of the Grant Date, and the certificates representing any Optioned Shares issued prior to the expiry of the hold period will bear a legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE DATE OF GRANT].”

4.6Non Assignable. Subject to paragraph 4.9(e), all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

4.7Option Amendment.

(a)Disinterested Shareholder Approval. If the Common Shares are listed on an Exchange, any proposed reduction in the exercise price of Options for Optionees that are Insiders will be subject to Exchange Policies, including Disinterested Shareholder Approval if required.

(b)Term. The term of an Option cannot be extended so that the effective term of the Option exceeds ten (10) years in total.   If the Common Shares are traded on an Exchange, an option must be outstanding for the minimum period required by the Exchange before the Company can extend its term and the Exchange treats any extension of the length of the term of the Option as a grant of a new Option, which must comply with pricing and other requirements of this Plan.

(c)Exchange Approval. If the Common Shares of the Company are listed on an Exchange, any proposed amendment to the terms of an Option must, if required under Exchange Policies, be approved by such Exchange prior to the exercise of such Option as amended.

4.8Termination of Option. The Option will terminate in the following circumstances:

(a)Termination of Services For Cause. If the engagement of the Optionee as a Director, Officer, Employee or Consultant is terminated for cause any Option granted hereunder to such Optionee shall terminate and cease to be exercisable immediately upon the Optionee ceasing to be a Director, Officer, Employee or Consultant by reason of termination for cause.

(b)Termination of Services Without Cause or Upon Resignation. If the engagement of the Optionee as a Director, Officer, Employee or Consultant of the Company is terminated as a result of such Director, Officer, Employee or Consultant’s resignation or for any reason other than cause, disability or death, the Optionee may exercise any Option granted hereunder to the extent that such Option was exercisable and had vested on the date of termination until the date that is the earlier of (i) the Expiry Date, and (ii) the date that is 90 calendar days after the effective date of the Optionee ceasing to be a Director, Officer, Employee or Consultant for that other reason or such other date as may be determined by the Board and set out in the Option Agreement.

(c)Investor Relations. Notwithstanding paragraph 4.8(b), if the Optionee is a Consultant engaged in Investor Relations Activities and the engagement of the Optionee as a Consultant is terminated for any reason other than cause, resignation, disability or death, the Optionee may exercise any Option granted hereunder to the extent that such Option was exercisable and had vested on the date of termination until the date that is the earlier of (i) the Expiry Date, and (ii) the date that is 30 calendar days after the effective date of the Optionee ceasing to be a Consultant for that other reason.

(d)Death. If the Optionee dies, the Optionee’s lawful personal representatives, heirs or executors may exercise any Option granted hereunder to the Optionee to the extent such Option was exercisable and had vested on the date of death until the earlier of (i) the Expiry Date, and (ii) one year after the date of death of such Optionee.

(e)Disability. If the Optionee ceases to be an Eligible Person, due to his Disability, or, in the case of an Optionee that is a company, the Disability of the person who provides management or consulting services to the Company or to an Affiliate of the Company, the Optionee may exercise any Option granted hereunder to the extent that such Option was exercisable and had vested on the date of Disability until the earlier of (i) the Expiry Date, and (ii) the date that is one year after the date of Disability.

(f)Changes in Status of Eligible Person. If the Optionee ceases to be one type of Eligible Person but concurrently is or becomes one or more other type of Eligible Person, the Option will not terminate but will continue in full force and effect and the Optionee may exercise the Option until the earlier of (i) the Expiry Date, and (ii) the applicable date set forth in paragraphs 4.8(a) to 4.8(e) above where the Optionee ceases to be any type of Eligible Person. If the Optionee is an Employee, the Option will not be affected by any change of the Optionee’s employment where the Optionee continues to be employed by the Company or an Affiliate of the Company.

4.9Adjustment of the Number of Optioned Shares. The number of Common Shares subject to an Option will be subject to adjustment in the events and in the manner following:

(a)Following the date an Option is granted, the exercise price for and the number of Optioned Shares which are subject to an Option will be adjusted, with respect to the then unexercised portion thereof, in the events and in accordance with the provisions and rules set out in this subsection 4.9, with the intent that the rights of Optionees under their Options are, to the extent possible, preserved and maintained notwithstanding the occurrence of such events. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Board, and any such determination will be binding on the Company, the Optionee and all other affected parties.

(b)If there is a change in the outstanding Common Shares by reason of any share consolidation or split, reclassification or other capital reorganization, or a stock dividend, arrangement, amalgamation, merger or combination, or any other change to, event affecting, exchange of or corporate change or transaction affecting the Common Shares, the Board shall make, as it shall deem advisable and subject to the requisite approval of the relevant regulatory authorities, appropriate substitution and/or adjustment in:

(i)the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to this Plan;

(ii)the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to any outstanding unexercised Options, and in the exercise price for such shares or other securities or property; and

(iii)the vesting of any Options, including the accelerated vesting thereof on conditions the Board deems advisable, and if the Company undertakes an arrangement or is amalgamated, merged or combined with another corporation, the Board shall make such provision for the protection of the rights of Optionees as it shall deem advisable.

(c)If the outstanding Common Shares are changed into or exchanged for a different number of shares or into or for other securities of the Company or securities of another Company or entity, in a manner other than as specified in paragraph 4.9(b), then the Board, in its sole discretion, may make such adjustment to the securities to be issued pursuant to any exercise of the Option and the exercise price to be paid for each such security following such event as the Board in its sole and absolute discretion determines to be equitable to give effect to the principle described in paragraph 4.9(a), and such adjustments shall be effective and binding upon the Company and the Optionee for all purposes.

(d)No adjustment provided in this subsection 4.9 shall require the Company to issue a fractional share and the total adjustment with respect to each Option shall be limited accordingly.

(e)The grant or existence of an Option shall not in any way limit or restrict the right or power of the Company to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

5.COMMITMENT AND EXERCISE PROCEDURES

5.1Option Agreement. Upon grant of an Option hereunder, an authorized director or officer of the Company will deliver to the Optionee an Option Agreement detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Exercise Price set out therein subject to the terms and conditions hereof.

5.2Manner of Exercise. An Optionee who wishes to exercise his Option, in its entirety or any portion thereof, may do so by delivering:

(a)a Notice of Exercise to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b)cash, a certified cheque or a bank draft payable to the Company for the aggregate

Exercise Price for the Optioned Shares being acquired.

5.3Subsequent Exercises. If an Optionee exercises only a portion of the total number of his Options, then the Optionee may, from time to time, subsequently exercise all or part of the remaining Options until the Expiry Date.

5.4Delivery of Certificate and Hold Periods. As soon as practicable after receipt of the Notice of Exercise described in subsection 5.2 and payment in full for the Optioned Shares being acquired, the Company will or will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares. Such certificate issued will bear a legend stipulating any resale restrictions required under applicable securities laws and Exchange Policies.

6.SECURITIES LAWS AND EXCHANGE POLICIES

6.1This Plan and the granting and exercise of any Options hereunder are also subject to such other terms and conditions as are set out from time to time in applicable Securities Laws and Exchange Policies and such terms and conditions shall be deemed to be incorporated into and become a part of this Plan. In the event of an inconsistency between such terms and conditions and this Plan, such terms and conditions shall govern. In the event that the Shares are listed on a new stock exchange, in addition to the terms and conditions set out from time to time in applicable Securities Laws, the granting or cancellation of Options shall be governed by the terms and conditions set out from time to time in the policies, bylaws, rules and regulations of the new stock exchange and unless inconsistent with the terms of this Plan, the Company shall be able to grant or cancel options pursuant to the policies, bylaws, rules and regulations of such new stock exchange without requiring shareholder approval. In the event that the Plan is approved by a majority of the votes cast at a meeting of the shareholders of the Company, pursuant to section 2.25 of National Instrument 45-106, the Board may grant a number of options that exceeds the limits set out in section 3.6 of the Plan subject to compliance with applicable Securities Laws, Regulatory Rules, and Exchange Policies.

7.AMENDMENT

7.1Shareholder Approval of Plan. If required by a Regulatory Authority or by the Board, this Plan may be made subject to the approval of a majority of the votes cast at a meeting of the shareholders of the Company or by a majority of votes cast by disinterested shareholders at a meeting of shareholders of the Company. Any such options granted under this Plan will not be exercisable or binding on the Company unless and until such shareholder approval is obtained.

7.2Amendment of the Plan. The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan with respect to all Common Shares in respect of Options which have not yet been granted hereunder. Any amendment to any provision of the Plan will be subject to shareholder approval, if required under Applicable Securities Laws and/or Exchange Policies, and any necessary Regulatory Approvals. If this Plan is suspended or terminated, the provisions of this Plan and any administrative guidelines, rules and regulations relating to this Plan shall continue in effect for the duration of such time as any Option remains outstanding.

7.3Amendment of Outstanding Options. The Board may amend the terms of any Option previously granted by the Company with the consent of the affected Optionee subject to compliance with Applicable Securities Laws and the Exchange on which the Company’s Common Shares are listed, if required, including any shareholder approval required by such Exchange. For greater certainty, Disinterested Shareholder Approval is required by the Exchange for any reduction in the exercise price of an Option if the Participant is an Insider at the time of the proposed amendment.

7.4Amendment Subject to Approval. If the amendment of an Option requires shareholder or Regulatory Approval, such amendment may be made prior to such approvals being given, but no such amended Options may be exercised unless and until such approvals are given.

8.FINANCIAL ASSISTANCE

8.1The Company is authorized, in its sole discretion, to provide financial assistance to Optionees to purchase Optioned Shares under this Plan, subject to applicable laws and the rules and policies of any securities regulatory authority, stock exchange or quotation system with jurisdiction over the Company or a trade in securities of the Company. Any financial assistance so provided will be repayable with full recourse and the term of any such financing shall not exceed the term of the Option to which the financing applies.

9.GENERAL

9.1Exclusion from Severance Allowance. Retirement Allowance or Termination Settlement. If the Optionee retires, resigns or is terminated from employment or engagement with the Company or any subsidiary of the Company, the loss or limitation, if any, pursuant to the Option Agreement with respect to the right to purchase Optioned Shares, shall not give rise to any right to damages and shall not be included in the calculation of nor form any part of any severance allowance, retiring allowance or termination settlement of any kind whatsoever in respect of such Optionee.

9.2Employment and Services. Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee’s office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Optionee is voluntary.

9.3No Rights as Shareholder. Nothing contained in this Plan nor in any Option granted thereunder shall be deemed to give any Optionee any interest or title in or to any Common Shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in this Plan and pursuant to the exercise of any Option in accordance with the provisions of the Plan and the Option Agreement.

9.4Withholding.   The Company may withhold from any amount payable to an Optionee, either under this Plan or otherwise, such amount as it reasonably believes is necessary to enable the Company to comply with the applicable requirements of any federal, provincial, local or foreign law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to options (“Withholding Obligations”). The Company may also satisfy any liability for any such Withholding Obligations, on such terms and conditions as the Company may determine in its discretion, by:

(a)requiring an Optionee, as a condition to the exercise of any Options, to make such arrangements as the Company may require so that the Company can satisfy such Withholding Obligations including, without limitation, requiring the Optionee to remit to the Company in advance, or reimburse the Company for, any such Withholding Obligations; or

(b)selling on the Optionee’s behalf, or requiring the Optionee to sell, any Optioned Shares acquired by the Optionee under the Plan, or retaining any amount which would otherwise be payable to the Optionee in connection with any such sale.

9.5No Representation or Warranty. The Company makes no representation or warranty as to the future market value of Optioned Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Optioned Shares issuable thereunder or the tax consequences to a Optionee. Compliance with applicable securities laws as to the disclosure and resale obligations of each Optionee is the responsibility of such Optionee and not the Company.

9.6Other Arrangements. Nothing contained herein shall prevent the Board from adopting other or additional compensation arrangements, subject to any required approval.

9.7No Fettering of Discretion. The awarding of Options under this Plan is a matter to be determined solely in the discretion of the Board. This Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any Common Shares or any other securities in the capital of the Company or any of its Affiliates other than as specifically provided for in this Plan.

Schedule “A”

STOCK OPTION AGREEMENT

(Non-Investor Relations)

THIS STOCK OPTION AGREEMENT made as of the _____________ day of _____________, 20______.

BETWEEN:

RED METAL RESOURCES LTD., with an office at 278 Bay Street, Suite 102, Thunder Bay, Ontario, P7B 1R8

(the “Company”)

AND:

_________________, of ___________________

(the “Optionee”)

WHEREAS:

A.The Company’s board of directors (the “Board”) has approved and adopted a stock option plan (the “Plan”) dated for reference, 201 as may be amended or restated from time to time, whereby the Board is authorized to grant Options (as defined herein) to Eligible Persons to acquire up to a maximum of 10% of the number of issued and outstanding common shares in the capital stock of the Company at the time of grant;

B.The Optionee provides services to the Company as a [director/officer/employee/consultant] of the Company (the “Services”); and

C.The Company wishes to grant the Options to the Optionee as an incentive for the continued provision of the Services;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual promises contained herein and other good and valuable consideration, it is hereby agreed by and between the parties as follows:

1.In this Agreement, the following terms shall have the following meanings:

1.1“Date of Grant” means the date of this Agreement;

1.2“Exercise Payment” means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;

1.3“Exercise Price” means per Optioned Share;

1.4”Expiry Date” means the date which is ________( _____ ) years after the Date of Grant;

1.5“Notice of Exercise” means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Exhibit

A1 hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

1.6“Options” means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 3 of this Agreement;

1.7“Optioned Shares” means the Shares subject to the Options;

1.8“Personal Information” means any information about the Optionee contained in this Agreement or as required to be disclosed about the Optionee by the Company to the Exchange or any securities regulatory authority for any purpose;

1.9“Securities” means, collectively, the Options and the Optioned Shares;

1.10“Shareholders” means holders of record of the Shares; and

1.11“Shares” means the common shares in the capital of the Company.

2.All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan.

3.Upon the execution and delivery of this Agreement by the Optionee to the Company, the Company hereby grants to the Optionee, subject to the terms and conditions hereinafter set forth, Options to purchase a total of [write out the number] ([provide numerical amount]) Optioned Shares at the Exercise Price.

4.The Options shall vest as follows   [revise as applicable]:

4.1[provide] on the Date of Grant;

4.2[provide] on the first anniversary of the Date of Grant; and

4.3[provide] on the second anniversary of the Date of Grant.

5.The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, forthwith expire and be of no further force or effect whatsoever.

6.Subject to the provisions hereof, the Options shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by the Optionee or his personal representative giving a Notice of Exercise together with the Exercise Payment by cash, certified cheque or bank draft, made payable to the Company.

7.Upon the exercise of all or any part of the Options and upon receipt by the Company of the Exercise Payment, the Company shall cause to be delivered to the Optionee or his personal representative, within ten (10) business days following receipt by the Company of the Notice of Exercise, a certificate in the name of the Optionee or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise.

8.Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

9.In the event the Plan does not set out the rights and obligations of the Optionee and the Company in respect of a consolidation or subdivision of the Shares, or an amalgamation, merger, business combination or similar event, the terms of the Options shall be subject to adjustment as follows:

9.1In case the Company shall (i) subdivide its outstanding Shares into a greater number of Shares,

(ii) combine its outstanding Shares into a smaller number of shares, or (iii) issue by reclassification, recapitalization, stock dividend or other similar event a different number or kind of securities of the Company in exchange for its Shares, (A) the Exercise Price shall be increased or decreased, as the case may be, to any amount which shall bear the same relation to the Exercise Price in effect immediately prior to such action as the total number of Shares outstanding immediately prior to such action shall bear to the total number of Shares outstanding immediately after such action, and (B) the Options shall automatically be adjusted so that it shall thereafter evidence the right to purchase the kind and number of Optioned Shares or other securities which the Optionee would have owned and would have been entitled to receive after such action if the Options had been exercised immediately prior to such action or any record date with respect thereto. An adjustment made pursuant to this subparagraph 9.1 shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

9.2In case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, the Options thereafter shall be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of Shares of the Company deliverable upon exercise of the Options would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions in this Section 9, to the end that the provisions set forth in this Section 9 (including provisions with respect to changes in and adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Options.

10.The Company agrees that prior to the earlier of the expiration of the Options and the exercise and purchase of the total number of Optioned Shares represented by the Options, there shall be reserved for issuance and delivery upon exercise of the Options such number of the Company’s authorized and unissued Shares as shall be necessary to satisfy the terms and conditions of this Agreement.

11.The Optionee acknowledges, represents and warrants to the Company that:

(a)the Company has advised the Optionee that the Company is relying on an exemption from the requirements to provide the Optionee with a prospectus and to sell the Securities through a person registered to sell securities under applicable securities legislation and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by applicable securities legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Optionee; and

(b)the Optionee is not a U.S. person as such term is defined in Regulation S promulgated under the United States Securities Act of 1933.

12.The Optionee hereby covenants and agrees with the Company that the Optionee will execute and deliver any documents and instruments and provide any information as may be reasonably requested by the Company, from time to time, to establish the availability of exemptions from prospectus and registration requirements and to comply with any applicable securities legislation and Exchange Policies, including without limitation those provisions of any applicable securities legislation and Exchange Policies relating to escrow requirements.

13.The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

14.Unless the Company permits otherwise, the Optionee shall pay the Company in cash all local, provincial and federal withholding taxes applicable to the grant or exercise of the Options, or the transfer or other disposition of Shares acquired upon exercise of the Options. Any such payment must be made promptly when the amount of such obligation becomes determinable. In addition to any remedies available to the Company under the Plan to comply with Withholding Obligations, the Company may in its discretion sell on the Optionee’s behalf, or require the Optionee to sell, any Shares acquired by the Optionee under the Plan, or retain any amount which would otherwise be payable to the Optionee in connection with any such sale.

15.This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his personal representative, if applicable.

16.Other than in the event of death of the Optionee in which case the Option may be transferred or assigned by will or by the law governing the devolution of property to the Optionee’s executor, administrator or other person representative, this Agreement shall not be transferable or assignable by the Optionee or his personal representative and the Options may be exercised only by the Optionee or his personal representative provided that, subject to the prior approval of the Board and, if necessary, any applicable stock exchange, the Optionee may assign the Options to a company of which all of the voting securities are beneficially owned by the Optionee, which ownership will continue for as long as any portion of the Options remain unexercised.

17.The granting of the Options and the terms and conditions hereof shall be subject to Regulatory Approval as required.

18.The Optionee and the Company represent that the Optionee is a Director, Officer, Employee or Consultant of the Company or any Affiliate of the Company or of a company of which all of the voting securities are beneficially owned by one or more of the foregoing.

19.The Optionee represents that he has not been induced to enter into this Agreement by the expectation of employment or continued employment or retention or continued retention by the Company or any Affiliate of the Company.

20.The Option will terminate in accordance with the Plan.

21.Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of the terms and conditions on which the Option is granted, all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

22.The Company will give a copy of the Plan to the Optionee on request.

23.Time is of the essence of this Agreement.

24.The terms of the Option are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

25.If at any time during the term of this Agreement the parties deem it necessary or expedient to make any alteration or addition to this Agreement, they may do so by means of a written agreement between them which shall be supplemental hereto and form part hereof and which shall be subject to Regulatory Approval if required.

26.Wherever the plural or masculine are used throughout this Agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto require.

27.This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

28.Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

29.Unless otherwise expressly stated, all amounts set out in this Agreement are stated in Canadian dollars.

30.If the Company completes an initial public offering of its common shares (an “IPO”) , the Options and/or the Option Shares may be required to be pooled or escrowed, either at the request of the Company’s selling agent or underwriter in an IPO, or pursuant to applicable securities legislation as amended from time to time and regulations and rules prescribed thereto, pursuant to the policies of the applicable securities commissions, pursuant to the policies of a stock exchange or trading system on which the Company may seek to list its securities, or any other securities regulatory body having jurisdiction. The Optionee hereby agrees to sign any such pooling or escrow agreement and abide by any such restrictions as may be so imposed or requested by the Company pursuant to standard escrow terms.

31.This Agreement shall be exclusively governed by and construed in accordance with the laws of the Province of British Columbia without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first set forth above.

RED METAL RESOURCES LTD.

Per:

Authorized Signatory

SIGNED by __________________ in the presence of:	)
)
)
Signature	)
)
Print Name	)
)
Address	)
)
)
)
Occupation	)

[or if a company is the optionee, the following:]

[provide name of company]

Per:  _____________________________________

Authorized Signatory

EXHIBIT A1

TO:Red Metal Resources Ltd. (the “Company”)

278 Bay Street, Suite 102

Thunder Bay, Ontario P7B 1R8

NOTICE OF EXERCISE

This Notice of Exercise shall constitute proper notice pursuant to Section 6 of that certain Stock Option Agreement (the “Agreement”) dated as of the _____ day of ________________, 20____, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee’s option to purchase __________________ common shares of the Company at a price of $___________per share, for aggregate consideration of $___________, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 6 of the Agreement, accompanies this notice. The undersigned reconfirms the representations and warranties set out in the Agreement as of the date hereof.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:
Name to appear on certificates	Name
Address	Address

Telephone Number

DATED at _______________________, the _________ day of _________________________________.

Name of Optionee (Please type or print)

Signature of Optionee or Authorized Signatory

Name and Office of Authorized Signatory

Address of Optionee

Address of Optionee

Facsimile Number

Schedule “B”

STOCK OPTION AGREEMENT

(Investor Relations)

THIS STOCK OPTION AGREEMENT made as of the ________ day of __________________, 20_____.

BETWEEN:

Red Metal Resources Ltd., with an office at 278 Bay Street, Suite 102,

Thunder Bay, Ontario, P7B 1R8 (the “Company”)

AND:

_________________ , of _____________________

(the “Optionee”)

WHEREAS:

A.The Company’s board of directors (the “Board”) has approved and adopted an incentive stock option plan (the “Plan”) dated for reference ___________, 201____ as may be amended or restated from time to time, whereby the Board is authorized to grant Options (as defined herein) to Eligible Person to acquire up to a maximum of 10% of the number of issued and outstanding common shares in the capital stock of the Company at the time of grant;

B.The Optionee provides investor relations services to the Company as a consultant (the “Services”); and

C.The Company wishes to grant the Options to the Optionee as an incentive for the continued provision of the Services;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of One ($1.00) dollar now paid by the Optionee to the Company (the receipt and sufficiency whereof is hereby acknowledged), it is hereby agreed by and between the parties as follows:

1.In this Agreement, the following terms shall have the following meanings:

1.1“Date of Grant” means the date of this Agreement;

1.2“Exercise Payment” means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;

1.3”Exercise Price” means _______ per Optioned Share;

1.4”Expiry Date” means the date which is ____________(______) years after the Date of Grant;

1.5“Notice of Exercise” means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Exhibit B1 hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

1.6“Options” means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 3 of this Agreement;

1.7“Optioned Shares” means the Shares subject to the Options;

1.8“Personal Information” means any information about the Optionee contained in this Agreement or as required to be disclosed about the Optionee by the Company to the Exchange or any securities regulatory authority for any purpose;

1.9“Securities” means, collectively, the Options and the Optioned Shares;

1.10“Shareholders” means holders of record of the Shares; and

1.11“Shares” means the common shares in the capital of the Company.

2.All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan.

3.Upon the execution and delivery of this Agreement by the Optionee to the Company, the Company hereby grants to the Optionee, subject to the terms and conditions hereinafter set forth, Options to purchase a total of [write out the number] ([provide numerical amount]) Optioned Shares at the Exercise Price.

4.The Options shall vest as follows [Exchange rules require the options to vest in stages over 12 months with no more than one quarter of the options vesting in any 3 month period]:

4.1[provide] on the date that is 3 months after the Date of Grant;

4.2[provide] on the date that is 6 months after the Date of Grant;

4.3[provide] on the date that is 9 months after the Date of Grant; and

4.4[provide] on the date that is 12 months after the Date of Grant.

5.The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, forthwith expire and be of no further force or effect whatsoever.

6.Subject to the provisions hereof, the Options shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by the Optionee or his personal representative giving a Notice of Exercise together with the Exercise Payment by cash or by certified cheque, made payable to the Company.

7.Upon the exercise of all or any part of the Options and upon receipt by the Company of the Exercise Payment, the Company shall cause to be delivered to the Optionee or his personal representative, within ten (10) business days following receipt by the Company of the Notice of Exercise, a certificate in the name of the Optionee or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise.

8.Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

9.In the event the Plan does not set out the rights and obligations of the Optionee and the

Company in respect of a consolidation or subdivision of the Shares, or an amalgamation, merger, business combination or similar event, the terms of the Options shall be subject to adjustment as follows:

9.1In case the Company shall (i) subdivide its outstanding Shares into a greater number of Shares,

(ii) combine its outstanding Shares into a smaller number of shares, or (iii) issue by reclassification, recapitalization, stock dividend or other similar event a different number or kind of securities of the Company in exchange for its Shares, (A) the Exercise Price shall be increased or decreased, as the case may be, to any amount which shall bear the same relation to the Exercise Price in effect immediately prior to such action as the total number of Shares outstanding immediately prior to such action shall bear to the total number of Shares outstanding immediately after such action, and (B) the Options shall automatically be adjusted so that it shall thereafter evidence the right to purchase the kind and number of Optioned Shares or other securities which the Optionee would have owned and would have been entitled to receive after such action if the Options had been exercised immediately prior to such action or any record date with respect thereto. An adjustment made pursuant to this subparagraph 9.1 shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

9.2In case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, the Options thereafter shall be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of Shares of the Company deliverable upon exercise of the Options would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions in this Section 9, to the end that the provisions set forth in this Section 9 (including provisions with respect to changes in and adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Options.

10.The Company agrees that prior to the earlier of the expiration of the Options and the exercise and purchase of the total number of Optioned Shares represented by the Options, there shall be reserved for issuance and delivery upon exercise of the Options such number of the Company’s authorized and unissued Shares as shall be necessary to satisfy the terms and conditions of this Agreement.

11.The Optionee acknowledges, represents and warrants to the Company that:

(c)the Company has advised the Optionee that the Company is relying on an exemption from the requirements to provide the Optionee with a prospectus and to sell the Securities through a person registered to sell securities under applicable securities legislation and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by applicable securities legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Optionee; and

(d)the Optionee is not a U.S. person as such term is defined in Regulation S promulgated under the United States Securities Act of 1933.

12.The Optionee hereby covenants and agrees with the Company that the Optionee will execute and deliver any documents and instruments and provide any information as may be reasonably requested by the Company, from time to time, to establish the availability of exemptions from prospectus and registration requirements and to comply with any applicable securities legislation and Exchange Policies, including without limitation those provisions of any applicable securities legislation and Exchange Policies relating to escrow requirements.

13.The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

14.Unless the Company permits otherwise, the Optionee shall pay the Company in cash all local, provincial and federal withholding taxes applicable to the grant or exercise of the Options, or the transfer or other disposition of Shares acquired upon exercise of the Options. Any such payment must be made promptly when the amount of such obligation becomes determinable. In addition to any remedies available to the Company under the Plan to comply with Withholding Obligations, the Company may in its discretion sell on the Optionee’s behalf, or require the Optionee to sell, any Shares acquired by the Optionee under the Plan, or retain any amount which would otherwise be payable to the Optionee in connection with any such sale.

15.This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his personal representative, if applicable.

16.Other than in the event of death of the Optionee in which case the Option may be transferred or assigned by will or by the law governing the devolution of property to the Optionee’s executor, administrator or other person representative, this Agreement shall not be transferable or assignable by the Optionee or his personal representative and the Options may be exercised only by the Optionee or his personal representative provided that, subject to the prior approval of the Board and, if necessary, any applicable stock exchange, the Optionee may assign the Options to a company of which all of the voting securities are beneficially owned by the Optionee, which ownership will continue for as long as any portion of the Options remain unexercised.

17.The granting of the Options and the terms and conditions hereof shall be subject to Regulatory Approval as required.

18.The Optionee and the Company represent that the Optionee is a Director, Officer, Employee or Consultant of the Company or any Affiliate of the Company or of a company of which all of the voting securities are beneficially owned by one or more of the foregoing.

19.The Optionee represents that he has not been induced to enter into this Agreement by the expectation of employment or continued employment or retention or continued retention by the Company or any Affiliate of the Company.

20.The Option will terminate in accordance with the Plan.

21.Neither this Agreement nor the Plan confers on the Optionee the right to continue in the employment of or association with the Company or any Affiliate of the Company, nor do they interfere in any way with the right of the Optionee or the Company or any Affiliate of the Company to terminate the Optionee’s employment at any time.

22.Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of the terms and conditions on which the Option is granted, all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

23.The Company will give a copy of the Plan to the Optionee on request.

24.Time is of the essence of this Agreement.

25.The terms of the Option are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

26.If at any time during the term of this Agreement the parties deem it necessary or expedient to make any alteration or addition to this Agreement, they may do so by means of a written agreement between them which shall be supplemental hereto and form part hereof and which shall be subject to Regulatory Approval if required.

27.Wherever the plural or masculine are used throughout this Agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto require.

28.This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

29.Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

30.Unless otherwise expressly stated, all amounts set out in this Agreement are stated in Canadian dollars.

31.If the Company completes an initial public offering of its common shares (an “IPO”) , the Options and/or the Option Shares may be required to be pooled or escrowed, either at the request of the Company’s selling agent or underwriter in an IPO, or pursuant to applicable securities legislation as amended from time to time and regulations and rules prescribed thereto, pursuant to the policies of the applicable securities commissions, pursuant to the policies of a stock exchange or trading system on which the Company may seek to list its securities, or any other securities regulatory body having jurisdiction. The Optionee hereby agrees to sign any such pooling or escrow agreement and abide by any such restrictions as may be so imposed or requested by the Company pursuant to standard escrow terms.

32.This Agreement shall be exclusively governed by and construed in accordance with the laws of the Province of British Columbia without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first set forth above.

RED METAL RESOURCES LTD.

Per:

Authorized Signatory

SIGNED by __________________ in the presence of:	)
)
)
Signature	)
)
Print Name	)
)
Address	)
)
)
)
Occupation	)

[or if a company is the optionee, the following:]

[provide name of company]

Per:  _____________________________________

Authorized Signatory

EXHIBIT B1

TO:Red Metal Resources Ltd. (the “Company”)

278 Bay Street, Suite 102

Thunder Bay, ON P7B 1R8

NOTICE OF EXERCISE

This Notice of Exercise shall constitute proper notice pursuant to Section 6 of that certain Stock Option Agreement (the “Agreement”) dated as of the ______ day of _______________, 20____, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee’s option to purchase _________________ common shares of the Company at a price of $_________per share, for aggregate consideration of $________________, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 6 of the Agreement, accompanies this notice. The undersigned reconfirms the representations and warranties set out in the Agreement as of the date hereof.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:
Name to appear on certificates	Name
Address	Address

Telephone Number

DATED at____________________, the_____ day of ___________________ , ___________.

Name of Optionee (Please type or print)

Signature of Optionee or Authorized Signatory

Name and Office of Authorized Signatory

Address of Optionee

Address of Optionee

Facsimile Number

B1-1